UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: July 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

July 31, 2011

Annual Repor t

Legg Mason

Western Asset

Strategic Income

Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Strategic Income Fund

Fund objective

The Fund seeks high current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Strategic Income Fund for the twelve-month reporting period ended July 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 26, 2011

Legg Mason Western Asset Strategic Income Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended July 31, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. As the reporting period progressed, weakening economic data and concerns related to the raising of the U.S. debt ceiling triggered a flight to quality as investor risk aversion increased. However, overall, investors who took on additional risk in their portfolios during the reporting period were generally rewarded.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. Revised GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.0%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices.

Turning to the job market, while there was some improvement in early 2011, unemployment again moved higher from April through June. After being 9.0% or higher since April 2009, the unemployment rate fell to 8.9% in February and 8.8% in March 2011. The job market then weakened, as unemployment rose to 9.0% in April, 9.1% in May and 9.2% in June. The news was slightly better in July, with the unemployment rate easing back to 9.1%. However, as of the end of the reporting period, nearly fourteen million Americans looking for work had yet to find a job, and roughly 44% of these individuals have been out of work for more than six months. In June 2011, the Federal Reserve Board (“Fed”)ii projected that unemployment would moderate, but that it would remain elevated and between 7.8% and 8.2% at the end of 2012.

The long-ailing housing market continued to falter during the reporting period. Looking back, sales increased in the spring of 2010 largely due to the government’s $8,000 tax credit for first-time home buyers. This proved to be only a temporary boost, as sales subsequently weakened after the tax credit expired at the end of April. Existing-home sales did rebound somewhat toward the end of 2010 and in January 2011, as mortgage rates remained relatively low. However, according to the National Association of Realtors (“NAR”), existing-home sales then declined a sharp 8.9% in February. After a 3.5% increase in March, existing-home sales fell 1.8% and 4.0% in April and May, respectively. After rising a modest 0.6% in June, sales then fell 3.5% in July. At the end of July, the inventory of unsold homes was a 9.4 month supply at the current sales level, versus a 9.2 month supply in June. Existing-home prices were also weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $174,000 in July 2011, down 4.4% from July 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened toward the end of the reporting period. Based on the Institute for Supply Management’s PMIiii, the manufacturing sector grew twenty-four consecutive months since it began expanding in August 2009 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). In January 2011, the manufacturing sector expanded at its

IV	Legg Mason Western Asset Strategic Income Fund

Investment commentary (cont’d)

fastest pace since May 2004, with a reading of 60.8 versus 58.5 for the previous month. Manufacturing activity remained strong during the next three months and was 60.4 in April. However, May’s reading of 53.5 was the lowest reading over the preceding twelve months. This was attributed, in part, to supply disruptions triggered by the March earthquake and tsunami in Japan. Manufacturing activity then moved modestly higher in June to 55.3, before falling to 50.9 in July — the worst reading in two years. In addition, only ten of the eighteen industries tracked by the Institute for Supply Management expanded in July.

Financial market overview

While stocks and lower-quality bonds generated positive results during the reporting period, there were several periods of heightened volatility and periodic sell-offs. These were triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan and the ongoing European sovereign debt crisis. During those periods, investors tended to favor the relative safety of U.S. Treasury securities. However, in most cases these setbacks were only temporary and risk aversion was generally replaced with solid demand for riskier assets. One key exception was in July 2011, with concerns as to whether Congress would come to an agreement regarding the raising of the debt ceiling and fears of a U.S. sovereign debt downgrade gripping the markets. Market volatility and risk aversion further escalated in August, after the reporting period ended, following Standard & Poor’s decision to downgrade U.S. Treasuries from AAA to AA+.

The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011. Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between 0 and 1/4 percent.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains in the economy, it made no overtures toward reversing any of its accommodative policies, and the Fed said it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

At its meeting on August 9th, after the end of the reporting period, the Fed acknowledged that the economy was weakening and said, “Information received since the Federal Open Market Committee met in June indicates that economic growth so far this year has been considerably slower than the Committee had expected. . . . The Committee currently anticipates that economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013.”

Fixed-income market review

The spread sectors (non-Treasuries) generated mixed results at the beginning of the reporting period due to fears that the economy might slip back into a recession. However, given expectations for additional quantitative easing, most spread sectors rallied in September and October, before weakening again in the middle of November as the European sovereign debt crisis took center stage. Most spread sectors then rallied through the end of April 2011. While the spread sectors generally posted positive results in May, they underperformed equal-durationv Treasuries. Risk

Legg Mason Western Asset Strategic Income Fund	V

aversion then increased in June and July given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and concerns of a rating downgrade on U.S. sovereign debt.

Both short- and long-term Treasury yields fluctuated but, overall, moved lower during the twelve months ended July 31, 2011. When the period began, two- and ten-year Treasury yields were 0.55% and 2.94%, respectively. Yields largely declined during much of the next three months, with two-year Treasuries hitting their low for the reporting period of 0.33% on November 4, 2010. Ten-year Treasuries reached their reporting period trough of 2.41% in early October. Yields then moved sharply higher given expectations for stronger growth in 2011 and the potential for rising inflation. Two- and ten-year Treasury yields peaked at 0.87% and 3.75%, respectively, in February 2011. Yields again declined during much of the remainder of the period due to disappointing economic data and several flights to quality. When the period ended on July 31, 2011, two-year Treasury yields were 0.36% and ten-year Treasury yields were 2.82%. For the twelve months ended July 31, 2011, the Barclays Capital U.S. Aggregate Indexvi returned 4.44%.

The U.S. high-yield bond market produced strong results during the reporting period. The asset class posted positive returns during each month except for November 2010 and June 2011, when risk aversion rose sharply. The high-yield market was supported by generally better-than-expected corporate profits and overall strong investor demand. All told, the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvii returned 12.89% for the twelve months ended July 31, 2011.

Despite periods of volatility, the emerging market debt asset class generated a strong return for the twelve-month reporting period. In general, emerging market debt was supported by higher commodity prices, robust growth in developing countries and solid demand. This more than offset periods of weakness triggered by concerns regarding interest rate hikes in China, geopolitical unrest and decelerating growth in many developed countries. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)viii returned 9.41% over the twelve months ended July 31, 2011.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

August 26, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VI	Legg Mason Western Asset Strategic Income Fund

Investment commentary (cont’d)

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks high current income. Under normal circumstances, the Fund invests in a globally diverse portfolio of fixed-income securities, including mortgage- and asset-backed securities, U.S. government obligations, U.S. and foreign corporate debt, including emerging market corporate debt, and sovereign debt, including emerging market sovereign debt, as well as related securities and instruments. We have broad discretion to invest in all types of fixed-income securities and to allocate the Fund’s assets among all segments of the global market for fixed-income securities, with no specific minimum or maximum investment in any one segment. Up to 50% of the Fund’s assets may be invested in below investment grade securities or, if unrated, securities determined by us to be of comparable quality and up to 20% of its assets may be invested in below investment grade securities (or those determined by us to be of comparable quality) issued by issuers located in emerging market countries. The Fund may invest without limit in foreign securities denominated either in U.S. dollars or foreign currencies.

Under normal circumstances, the Fund will invest primarily in intermediate-term securities, although the Fund may invest in securities of any maturity. The effective durationi of the Fund’s portfolio is normally expected to be between three and seven years. In selecting securities, we use a combination of quantitative models that seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and our own assessment of economic and market conditions in an effort to create an optimal risk/return allocation of the Fund’s assets among various segments of the fixed-income market. After we make our sector allocations, we use traditional credit analysis to identify individual securities for the Fund’s portfolio.

Instead of investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening durationii) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. While the fixed-income market experienced periods of volatility during the twelve months ended July 31, 2011, investors who assumed greater risk were rewarded, as the spread sectors (non-Treasuries) generally outperformed U.S. Treasuries. Even though growth moderated as the reporting period progressed, the economy continued to expand and corporate profits were often better-than-expected. Also supporting the spread sectors was overall solid demand from investors seeking incremental yields given the low rates available from short-term fixed-income securities.

While the spread sectors rallied during most of the reporting period, there were several occasions when investor risk aversion increased. These flights to quality were triggered by a number of events, including the sovereign debt crisis in Europe, concerns regarding the economy and inflation, geopolitical issues in the Middle East and

2	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Fund overview (cont’d)

Northern Africa and the tragedy in Japan. However, in most cases, risk aversion was fairly quickly replaced with a resumption of demand for riskier assets. One notable exception was toward the end of the period, as concerns regarding the raising of the U.S. debt ceiling and fears of a downgrade of U.S. sovereign debt caused investors to gravitate to the relative safety of U.S. Treasury securities. This continued into August 2011 (after the reporting period ended).

The yields on two- and ten-year Treasuries began the fiscal year at 0.55% and 2.94%, respectively. Treasury yields fluctuated during the twelve-month reporting period given the aforementioned flights to quality as well as uncertainties regarding Federal Reserve Board (“Fed”)iii monetary policy. During the fiscal year, two-year Treasury yields moved as high as 0.87% and as low as 0.33%, while ten-year Treasury yields rose as high as 3.75% and fell as low as 2.41%. On July 31, 2011, yields on two- and ten-year Treasuries were 0.36% and 2.82%, respectively.

All told, the Barclays Capital U.S. Aggregate Indexiv returned 4.44% for the twelve months ended July 31, 2011. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced stronger results with the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexv and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returning 12.89% and 9.41%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We reduced the Fund’s exposure to U.S. Treasuries given our belief that their yields were unsustainably low. The Fund’s allocation to investment grade corporate bonds was also pared, as we captured profits in a number of strong performing securities, many of which were in the Financials sector. Conversely, we increased the Fund’s allocation to agency mortgage-backed securities (“MBS”), high-yield bonds, non-U.S. dollar-denominated holdings and emerging market debt.

The Fund employed U.S. Treasury futures and options, Euriborvii futures and interest rate swaps during the reporting period to manage its yield curveviii positioning and duration. These derivative instruments contributed to performance over the period. Credit default swaps were used to manage the Fund’s credit exposure. Various total return swaps were utilized to manage our exposure to agency pool coupon cash flows, for relative value trading within the commercial mortgage-backed securities sector, and to manage our inflation expectations. Utilizing these credit default swaps and total return swaps had a positive impact on results. The Fund also utilized foreign exchange contracts to hedge its currency exposure. These foreign exchange contracts did not materially affect performance.

Performance review

For the twelve months ended July 31, 2011, Class A shares of Legg Mason Western Asset Strategic Income Fund, excluding sales charges, returned 9.62%. The Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Index, returned 4.44% for the same period. The Lipper Multi-Sector Income Funds Category Average1 returned 7.85% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended July 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 170 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	3

Performance Snapshot as of July 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Western Asset Strategic Income Fund:
Class A	5.38%	9.62%
Class B1	4.86%	8.81%
Class C	5.21%	9.17%
Class I	5.46%	9.86%
Barclays Capital U.S. Aggregate Index	4.23%	4.44%
Lipper Multi-Sector Income Funds Category Average[2]	3.25%	7.85%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended July 31, 2011 for Class A, Class B, Class C and Class I shares were 3.62%, 3.05%, 3.36% and 3.97%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 3.94%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated November 30, 2010, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.09%, 1.71%, 1.54% and 1.03%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.95% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our out-of-benchmark exposure to high-yield bonds. This allocation was beneficial to results as spreads in the asset class narrowed due to generally strong demand and low default rates. Among our high-yield holdings, El Paso Corp.,

[1]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

[2]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended July 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 189 funds for the six-month period and among the 170 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Fund overview (cont’d)

Energy Future Holdings Corp. and Sprint Capital Corp. were the best performers.

The Fund’s overweight to non-agency MBS was also additive to performance. The asset class performed well as prices improved and principal paydowns remained steady during the fiscal year.

An overweight to investment grade corporate bonds contributed to performance as well. The sector was supported by corporate profits that generally exceeded expectations and, for the most part, robust investor demand. Benefiting the Fund the most were its overweight exposures in SLM Corp., Bank of America Corp. and Citigroup Inc.

Elsewhere, the Fund’s duration positioning was also rewarded. Duration was tactically managed but, overall, was longer than that of the benchmark, which was beneficial as interest rates declined during the reporting period.

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its underweight to commercial mortgage-backed securities (“CMBS”). This positioning negatively impacted performance as CMBS outperformed the benchmark due, in part, to generally strong demand from investors seeking to generate incremental yields.

The Fund’s out-of-benchmark exposure to non-U.S. dollar-denominated holdings was a modest detractor from performance. In particular, the Fund’s short euro and short yen positions were not rewarded as both currencies appreciated versus the U.S. dollar during the fiscal year.

Thank you for your investment in Legg Mason Western Asset Strategic Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

August 16, 2011

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions. These risks are magnified in emerging markets. In addition, the Fund invests in high-yield securities. These issues are lower-rated and inherently more risky than higher-rated fixed-income securities. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of July 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 33 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of July 31, 2011 were: Mortgage-Backed Securities (19.2%), Financials (13.7%), Collateralized Mortgage Obligations (12.6%), Energy (10.0%) and Sovereign Bonds (7.1%). The Fund’s portfolio composition is subject to change at any time.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	5

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays Capital U.S. High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Caa Component is comprised of Caa-rated securities included in this Index.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The Euro Interbank Offered Rate (“Euribor”) is the benchmark rate at which euro interbank term deposits within the Eurozone are offered by one prime bank to another prime bank.

viii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

6	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of July 31, 2011 and July 31, 2010 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2011 and held for the six months ended July 31, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	5.38%	$1,000.00	$1,053.80	1.14%	$5.81	Class A	5.00%	$1,000.00	$1,019.14	1.14%	$5.71
Class B	4.86	1,000.00	1,048.60	1.83	9.30	Class B	5.00	1,000.00	1,015.72	1.83	9.15
Class C	5.21	1,000.00	1,052.10	1.59	8.09	Class C	5.00	1,000.00	1,016.91	1.59	7.95
Class I	5.46	1,000.00	1,054.60	0.91	4.64	Class I	5.00	1,000.00	1,020.28	0.91	4.56

[1]	For the six months ended July 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

8	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 7/31/11	9.62%	8.81%	9.17%	9.86%
Five Years Ended 7/31/11	6.34	6.05	5.88	6.65
Ten Years Ended 7/31/11	5.97	5.49	5.47	6.31

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 7/31/11	5.02%	4.31%	8.17%	9.86%
Five Years Ended 7/31/11	5.43	5.89	5.88	6.65
Ten Years Ended 7/31/11	5.51	5.49	5.47	6.31

Cumulative total returns
Without sales charges[1]
Class A (7/31/01 through 7/31/11)	78.55%
Class B (7/31/01 through 7/31/11)	70.65
Class C (7/31/01 through 7/31/11)	70.31
Class I (7/31/01 through 7/31/11)	84.37

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	9

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason Western Asset Strategic Income Fund vs. Barclays Capital U.S. Aggregate Index† — July 2001 - July 2011

Value of $1,000,000 invested in

Class I Shares of Legg Mason Western Asset Strategic Income Fund vs. Barclays Capital U.S. Aggregate Index† — July 2001 - July 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares and $1,000,000 invested in Class I shares of Legg Mason Western Asset Strategic Income Fund on July 31, 2001, assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through July 31, 2011. The hypothetical illustration also assumes a $10,000 and $1,000,000 investment, as applicable, in the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Spread duration (unaudited)

Economic exposure — July 31, 2011

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BC U.S. Aggregate	— Barclays Capital U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Strategic	— Legg Mason Western Asset Strategic Income Fund
MBS	— Mortgage-Backed Securities
Muni	— Municipal
Non-$	— Non-U.S. Dollar

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	11

Effective duration (unaudited)

Interest rate exposure — July 31, 2011

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
BC U.S. Aggregate	— Barclays Capital U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
LMWA Strategic	— Legg Mason Western Asset Strategic Income Fund
MBS	— Mortgage-Backed Securities
Muni	— Municipal
Non-$	— Non-U.S. Dollar

12	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Schedule of investments

July 31, 2011

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Corporate Bonds & Notes — 48.4%
Consumer Discretionary — 5.2%
Diversified Consumer Services — 0.1%
Stonemor Operating LLC/Cornerstone Family Services of WV/Osiris Holding, Senior Notes	10.250%	12/1/17	670,000	$673,350
Hotels, Restaurants & Leisure — 1.6%
Caesars Entertainment Operating Co. Inc., Senior Bonds	5.625%	6/1/15	1,000,000	803,750
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	660,000	650,100
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	770,000	851,812
CCM Merger Inc., Notes	8.000%	8/1/13	665,000	665,000	(a)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	520,000	504,400	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	314,000	312,430	(a)
Mandalay Resort Group, Senior Subordinated Debentures	7.625%	7/15/13	585,000	588,656
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	185,000	212,287
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	440,000	509,300
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,240,000	1,264,800	(a)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	7.125%	8/15/14	75,000	51,188
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	75,000	51,000
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	600,000	661,500	(a)
Snoqualmie Entertainment Authority, Senior Secured Notes	4.204%	2/1/14	165,000	154,275	(a)(b)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	1,095,000	110	(c)(d)
Total Hotels, Restaurants & Leisure				7,280,608
Household Durables — 0.1%
Standard Pacific Corp., Senior Notes	8.375%	1/15/21	400,000	401,000
Media — 3.2%
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	1,250,000	1,375,000
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	943,208	1,117,701
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	210,000	180,600	(a)
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	760,000	841,700	(a)
CMP Susquehanna Corp.	3.443%	5/15/14	35,000	26,719	(a)(b)(d)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	140,000	181,779
Comcast Corp.	5.700%	5/15/18	920,000	1,050,884

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	13

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Media — continued
Comcast Corp., Notes	6.500%	1/15/15	580,000	$671,986
Comcast Corp., Notes	5.875%	2/15/18	20,000	23,058
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	100,000	103,000
DISH DBS Corp., Senior Notes	7.875%	9/1/19	590,000	651,212
EchoStar DBS Corp., Senior Notes	7.125%	2/1/16	1,520,000	1,630,200
News America Inc., Senior Notes	6.650%	11/15/37	80,000	84,180
Nielsen Finance LLC/Nielsen Finance Co., Senior Notes	7.750%	10/15/18	1,000,000	1,065,000	(a)
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	420,000	545,390
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	2,030,000	2,141,920
Time Warner Inc., Senior Notes	7.625%	4/15/31	615,000	762,224
Time Warner Inc., Senior Notes	6.250%	3/29/41	50,000	54,349
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	700,000	698,250	(a)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	1,300,000	1,347,125	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	185,000	205,812	(a)
Total Media				14,758,089
Multiline Retail — 0.1%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	470,000	444,150
Textiles, Apparel & Luxury Goods — 0.1%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	605,000	687,431
Total Consumer Discretionary				24,244,628
Consumer Staples — 1.7%
Beverages — 0.5%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,240,000	1,394,439
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	650,000	704,491
Total Beverages				2,098,930
Food & Staples Retailing — 0.4%
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	322,834	326,063
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	984,110	1,047,726
Kroger Co., Senior Notes	6.400%	8/15/17	60,000	71,902
Kroger Co., Senior Notes	6.150%	1/15/20	90,000	106,606
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	220,000	260,480
Total Food & Staples Retailing				1,812,777
Food Products — 0.3%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,110,000	1,254,489
Tobacco — 0.5%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	1,200,000	1,158,000
Altria Group Inc., Senior Notes	4.750%	5/5/21	1,310,000	1,356,697
Total Tobacco				2,514,697
Total Consumer Staples				7,680,893

See Notes to Financial Statements.

14	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Energy — 10.0%
Energy Equipment & Services — 1.0%
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,435,000	$1,513,925
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	680,000	689,350
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	1,230,000	1,273,050
Parker Drilling Co., Senior Notes	9.125%	4/1/18	1,000,000	1,070,000
Total Energy Equipment & Services				4,546,325
Oil, Gas & Consumable Fuels — 9.0%
Anadarko Petroleum Corp., Senior Notes	6.375%	9/15/17	110,000	129,840
Anadarko Petroleum Corp., Senior Notes	6.950%	6/15/19	10,000	12,073
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	190,000	218,025
BP Capital Markets PLC, Senior Notes	3.125%	10/1/15	680,000	712,803
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	90,000	97,650
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,310,000	1,460,650
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,110,000	1,204,350
Compagnie Generale de Geophysique-Veritas, Senior Notes	7.750%	5/15/17	310,000	322,400
Compagnie Generale de Geophysique-Veritas, Senior Notes	6.500%	6/1/21	1,500,000	1,488,750	(a)
Concho Resources Inc., Senior Notes	6.500%	1/15/22	1,509,000	1,578,791
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	915,000	1,155,095
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	2,110,000	2,141,650	(a)
Corral Petroleum Holdings AB, Senior Bonds	15.000%	9/18/11	337,358	323,864	(a)(d)(e)
Devon Energy Corp., Debentures	7.950%	4/15/32	450,000	604,854
Devon Energy Corp., Senior Notes	5.600%	7/15/41	230,000	240,575
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	259,000	278,579
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	4,463,000	5,323,181
Enterprise Products Operating LLP, Junior Subordinated Notes	8.375%	8/1/66	670,000	729,371	(b)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	600,000	598,500
Forest Oil Corp., Senior Notes	8.000%	12/15/11	200,000	204,000
Hess Corp., Notes	7.300%	8/15/31	370,000	461,075
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,480,000	1,763,275
Kerr-McGee Corp., Notes	7.875%	9/15/31	70,000	87,185
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	25,000	25,965
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	325,000	352,189
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	20,000	23,059
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	500,000	522,500
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,000,000	940,000

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	15

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,550,000	$1,681,750
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,626,000	1,780,159
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	170,000	194,053
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000	569,486
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	600,000	643,200
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	470,000	439,450	(a)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	365,000	414,275
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	195,000	217,913
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,650,000	1,798,500
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,435,000	1,664,600
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	3,390,000	3,720,525
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	1,973,000	2,061,785
Shell International Finance BV, Senior Notes	4.375%	3/25/20	920,000	999,013
Teekay Corp., Senior Notes	8.500%	1/15/20	650,000	682,500
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	10,000	12,490
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	150,000	171,938	(a)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	650,000	701,187
Williams Cos. Inc., Notes	7.875%	9/1/21	483,000	612,628
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	194,000	255,442
Total Oil, Gas & Consumable Fuels				41,621,143
Total Energy				46,167,468
Financials — 12.4%
Capital Markets — 1.8%
Credit Suisse USA Inc., Senior Notes	5.500%	8/16/11	780,000	781,230
Goldman Sachs Group Inc., Senior Notes	6.600%	1/15/12	100,000	102,553
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	40,000	40,881
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	150,000	153,908
Goldman Sachs Group Inc., Senior Notes	5.450%	11/1/12	240,000	253,421
Goldman Sachs Group Inc., Senior Notes	4.750%	7/15/13	30,000	31,730
Goldman Sachs Group Inc., Senior Notes	5.250%	10/15/13	210,000	224,663
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	2,710,000	2,815,270
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	100,000	100,917
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	410,000	418,549
Morgan Stanley, Medium-Term Notes	0.700%	10/18/16	650,000	596,274	(b)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	1,905,000	1,989,832
UBS AG, Senior Notes	2.250%	1/28/14	250,000	253,303
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	480,000	504,688
Total Capital Markets				8,267,219

See Notes to Financial Statements.

16	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — 4.2%
BBVA US Senior SAU, Senior Notes	3.250%	5/16/14	1,100,000		$1,083,966
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	2,500,000		2,509,375
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	500,000		529,528	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,250,000		1,293,750	(a)(b)(f)
Dexia Credit Local, Notes	2.375%	9/23/11	470,000		471,159	(a)
Glitnir Banki HF, Notes	6.330%	7/28/11	1,070,000		307,625	(a)(c)(d)(g)
Glitnir Banki HF, Notes	6.375%	9/25/12	780,000		224,250	(a)(c)(d)
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	200,000		0	(a)(c)(d)(f)(h)(i)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	2,270,000		0	(a)(c)(d)(h)(i)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	460,000		34,500	(a)(c)(d)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	880,000		894,757	(a)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	710,000		719,531	(a)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	860,000		905,581	(a)
Nordea Bank AB, Subordinated Notes	4.875%	5/13/21	970,000		954,898	(a)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	1,230,000		1,264,661	(a)(b)(f)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	110,000		95,425	(b)(f)
Royal Bank of Scotland PLC, Senior Notes	7.250%	3/10/14	2,330,000	AUD	2,581,062
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	200,000		207,727
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	700,000		676,740	(a)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	4,280,000		4,633,639
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000		101,053
Total Commercial Banks					19,489,227
Consumer Finance — 1.2%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,590,000		1,643,662	(b)
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	2,140,000		2,456,356
SLM Corp., Medium-Term Notes	8.000%	3/25/20	1,260,000		1,382,704
Springleaf Finance Corp., Senior Notes	6.900%	12/15/17	120,000		112,950
Total Consumer Finance					5,595,672
Diversified Financial Services — 4.8%
Bank of America Corp.	8.125%	5/15/18	2,000,000		2,062,320	(b)(f)
Bank of America Corp., Senior Notes	4.500%	4/1/15	2,870,000		3,002,577
Bank of America Corp., Senior Notes	5.000%	5/13/21	560,000		555,347
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	800,000		817,061
Citigroup Inc., Senior Notes	5.500%	10/15/14	780,000		851,125
Citigroup Inc., Senior Notes	6.010%	1/15/15	990,000		1,101,980
Citigroup Inc., Senior Notes	6.875%	3/5/38	1,250,000		1,426,836

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	17

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Diversified Financial Services — continued
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	80,000	$79,621
Emeralds, Notes	5.593%	8/4/20	209,934	155,708	(a)(b)(c)(d)(h)
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	150,000	154,586
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,970,000	2,206,400
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	3,000,000	2,998,266
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	1,000,000	1,115,000
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	700,000	725,995
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	1,760,000	1,904,526
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	1,360,000	1,487,290
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	890,000	932,706	(b)(f)
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	405,000	415,125
Total Diversified Financial Services				21,992,469
Insurance — 0.3%
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	260,000	276,277
ING Capital Funding Trust III, Junior Subordinated Bonds	3.846%	9/30/11	220,000	206,774	(b)(f)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	630,000	747,101	(a)
Total Insurance				1,230,152
Thrifts & Mortgage Finance — 0.1%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	600,000	636,658
Total Financials				57,211,397
Health Care — 1.7%
Health Care Equipment & Supplies — 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	400,000	431,192
Health Care Providers & Services — 1.6%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	140,000	145,075
HCA Inc., Debentures	7.500%	11/15/95	70,000	57,750
HCA Inc., Senior Notes	5.750%	3/15/14	69,000	70,553
HCA Inc., Senior Secured Notes	9.625%	11/15/16	4,204,000	4,508,790	(e)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	1,000,000	1,110,000
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	135,000	140,062	(e)
US Oncology Inc.	0.000%	8/15/17	545,000	12,263
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,000,000	1,030,000
Total Health Care Providers & Services				7,074,493

See Notes to Financial Statements.

18	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Pharmaceuticals — 0.0%
Giant Funding Corp., Senior Secured Notes	8.250%	2/1/18	130,000	$137,475	(a)
Total Health Care				7,643,160
Industrials — 4.3%
Aerospace & Defense — 0.5%
Boeing Co., Senior Notes	4.875%	2/15/20	630,000	705,851
Triumph Group Inc., Senior Notes	8.625%	7/15/18	700,000	771,750
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	950,000	1,020,063	(a)
Total Aerospace & Defense				2,497,664
Airlines — 1.3%
Continental Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	839,853	841,953
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	2,540,000	2,587,625	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	710,000	734,850	(a)
Delta Air Lines Inc., Pass-Through Certificates, 2002-1	6.417%	7/2/12	1,310,000	1,310,000
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	405,784	410,369
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	144,000	153,900	(a)
Total Airlines				6,038,697
Building Products — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	169,000	102,668	(a)(d)
Building Materials Corp. of America, Senior Notes	6.750%	5/1/21	750,000	762,187	(a)
Total Building Products				864,855
Commercial Services & Supplies — 0.3%
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	850,000	879,750	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Secured Notes	10.000%	7/15/17	280,000	317,100	(a)
Total Commercial Services & Supplies				1,196,850
Machinery — 0.3%
Caterpillar Inc., Senior Notes	3.900%	5/27/21	370,000	385,694
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,050,000	1,065,750	(a)
Total Machinery				1,451,444
Road & Rail — 1.6%
Florida East Coast Industries Inc., Senior Secured Notes	8.125%	2/1/17	1,000,000	1,055,000	(a)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	319,000	383,598
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	515,000	573,040
Kansas City Southern de Mexico SA de CV, Senior Notes	6.125%	6/15/21	610,000	626,775	(a)
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	1,640,000	1,771,200

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	19

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Road & Rail — continued
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	2,882,000	$3,184,610
Total Road & Rail				7,594,223
Transportation — 0.1%
CMA CGM, Senior Notes	8.500%	4/15/17	500,000	375,000	(a)
Total Industrials				20,018,733
Information Technology — 1.1%
Electronic Equipment, Instruments & Components — 0.2%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,000,000	1,127,500	(a)
IT Services — 0.7%
Ceridian Corp., Senior Notes	12.250%	11/15/15	383,400	396,819	(e)
First Data Corp., Senior Secured Notes	7.375%	6/15/19	2,790,000	2,824,875	(a)
Total IT Services				3,221,694
Semiconductors & Semiconductor Equipment — 0.2%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	500,000	547,500	(a)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	213,000	229,508
Total Semiconductors & Semiconductor Equipment				777,008
Total Information Technology				5,126,202
Materials — 3.3%
Chemicals — 0.6%
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,380,000	1,569,750
Potash Corp. of Saskatchewan Inc., Senior Notes	4.875%	3/30/20	150,000	164,369
Solutia Inc., Senior Notes	7.875%	3/15/20	680,000	744,600
Total Chemicals				2,478,719
Containers & Packaging — 0.6%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	1,000,000	1,060,000	(a)
Ball Corp., Senior Notes	6.750%	9/15/20	470,000	505,250
Ball Corp., Senior Notes	5.750%	5/15/21	650,000	658,125
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	7.125%	4/15/19	150,000	146,625	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Secured Notes	6.875%	2/15/21	590,000	569,350	(a)
Total Containers & Packaging				2,939,350
Metals & Mining — 1.6%
Barrick Gold Corp., Senior Notes	6.950%	4/1/19	570,000	699,478
Barrick North America Finance LLC, Senior Notes	4.400%	5/30/21	130,000	135,279	(a)
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	760,000	935,087
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	2,500,000	2,550,000	(a)
Rio Tinto Finance USA Ltd., Senior Notes	2.500%	5/20/16	810,000	833,562

See Notes to Financial Statements.

20	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Metals & Mining — continued
Rio Tinto Finance USA Ltd., Senior Notes	3.500%	11/2/20	1,000,000	$1,000,119
Rio Tinto Finance USA Ltd., Senior Notes	4.125%	5/20/21	210,000	220,122
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	28,000	34,148
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	34,000	40,840
Vale Overseas Ltd., Notes	6.875%	11/21/36	950,000	1,098,462
Total Metals & Mining				7,547,097
Paper & Forest Products — 0.5%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,137,000	1,175,374
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	710,000	642,550
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	470,000	439,450
Total Paper & Forest Products				2,257,374
Total Materials				15,222,540
Telecommunication Services — 4.4%
Diversified Telecommunication Services — 2.8%
AT&T Inc., Global Notes	5.500%	2/1/18	600,000	689,138
AT&T Inc., Senior Notes	4.450%	5/15/21	240,000	254,281
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	58,013
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	500,000	527,500	(a)
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	510,000	585,457
EH Holding Corp., Senior Notes	7.625%	6/15/21	950,000	983,250	(a)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	240,000	255,900	(a)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	1,161,000	1,223,404
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	2,000,000	2,135,000
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	236,000	243,817
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	475,000	475,615
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	390,000	386,078
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	1,970,000	2,112,622
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	108,000	(a)
West Corp., Senior Notes	8.625%	10/1/18	700,000	729,750	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,407,814	1,565,265	(a)(e)
Windstream Corp., Senior Notes	7.500%	4/1/23	720,000	735,300
Total Diversified Telecommunication Services				13,068,390
Wireless Telecommunication Services — 1.6%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	680,000	739,285
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,505,000	4,899,187

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	21

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Wireless Telecommunication Services — continued
True Move Co., Ltd., Notes	10.750%	12/16/13	1,590,000	$1,721,175	(a)
Total Wireless Telecommunication Services				7,359,647
Total Telecommunication Services				20,428,037
Utilities — 4.3%
Electric Utilities — 1.6%
Duke Energy Carolinas LLC, Secured Bonds	5.300%	2/15/40	300,000	323,073
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,000,000	1,063,057
Exelon Corp., Bonds	5.625%	6/15/35	1,680,000	1,676,151
FirstEnergy Corp., Notes	6.450%	11/15/11	11,000	11,171
FirstEnergy Corp., Notes	7.375%	11/15/31	3,085,000	3,671,218
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	540,000	606,578
Total Electric Utilities				7,351,248
Independent Power Producers & Energy Traders — 2.7%
AES Corp., Senior Notes	7.750%	10/15/15	590,000	640,150
AES Corp., Senior Notes	8.000%	10/15/17	720,000	781,200
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	3,800,000	4,028,000	(a)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	950,000	826,500
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,909,000	3,083,959
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	2,708,538	3,020,020
Total Independent Power Producers & Energy Traders				12,379,829
Total Utilities				19,731,077
Total Corporate Bonds & Notes (Cost — $219,232,803)				223,474,135
Asset-Backed Securities — 4.2%
ACE Securities Corp., 2006-GP1 A	0.317%	2/25/31	844,832	672,722	(b)
ACE Securities Corp., 2006-SL2 A	0.526%	1/25/36	704,465	56,259	(b)
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	390,000	422,894	(a)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	170,000	174,130	(a)
Amortizing Residential Collateral Trust, 2002-BC6 M2	1.987%	8/25/32	637,877	265,196	(b)
Asset-Backed Securities Corp., Home Loan Equity Trust, 2003-HE2 M2	3.037%	4/15/33	543,986	403,744	(b)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.437%	6/25/34	1,380,821	429,867	(b)
Countrywide Home Equity Loan Trust, 2002-F A	0.537%	11/15/28	8,554	8,118	(b)
Education Funding Capital Trust, 2003-3 A6	1.724%	12/15/42	400,000	380,000	(b)(h)
First Horizon ABS Trust, 2006-HE1 A	0.347%	10/25/34	686,754	383,057	(b)
Green Tree Financial Corp., 1997-6 A8	7.070%	1/15/29	84,595	89,048
Greenpoint Manufactured Housing, 1999-2 A2	3.107%	3/18/29	475,000	384,750	(b)
Greenpoint Manufactured Housing, 1999-3 2A2	3.686%	6/19/29	250,000	202,500	(b)

See Notes to Financial Statements.

22	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Asset-Backed Securities — continued
Greenpoint Manufactured Housing, 1999-4 A2	3.695%	2/20/30	250,000	$202,500	(b)
Greenpoint Manufactured Housing, 2000-6 A3	2.186%	11/22/31	325,000	269,457	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.190%	2/20/32	400,000	325,821	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.189%	3/13/32	550,000	433,808	(b)
GSAA Home Equity Trust, 2007-7 A4	0.457%	7/25/37	2,690,000	1,704,367	(b)
GSAMP Trust, 2006-S2 A2	0.287%	1/25/36	295,071	28,593	(b)
GSAMP Trust, 2006-S4 A1	0.277%	5/25/36	983,987	95,862	(b)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.487%	3/25/35	462,436	394,780	(a)(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	700,000	775,284	(a)
Indymac Home Equity Loan Asset-Backed Trust, 2006-H1 A	0.357%	4/25/36	398,966	113,604	(b)
Indymac Seconds Asset Backed Trust, 2006-A A	0.317%	6/25/36	3,689,530	479,775	(b)
Keycorp Student Loan Trust, 2003-A 1A2	0.513%	10/25/32	965,355	902,537	(b)
Mid-State Trust, 6 A1	7.340%	7/1/35	358,157	374,664
Nelnet Student Loan Trust, 2005-4 A4R2	1.107%	3/22/32	4,300,000	3,902,250	(b)(h)
Origen Manufactured Housing, 2006-A A2	3.697%	10/15/37	2,200,000	1,441,000	(b)
Origen Manufactured Housing, 2007-A A2	3.697%	4/15/37	2,200,000	1,408,000	(b)
Provident Bank Home Equity Loan Trust, 1999-3 A3	0.967%	1/25/31	63,509	32,578	(b)
RAAC Series, 2006-RP2 A	0.437%	2/25/37	1,834,399	1,348,655	(a)(b)
Residential Asset Mortgage Products Inc., 2003-RS7 MII1	1.312%	8/25/33	235,777	180,912	(b)
SACO I Trust, 2006-4 A1	0.357%	3/25/36	306,686	109,944	(b)
SACO I Trust, 2006-6 A	0.447%	6/25/36	1,415,236	488,862	(b)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	106,424	1	(a)(c)(d)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	208,430	2	(a)(c)(d)
SLM Student Loan Trust, 2003-11 A6	0.537%	12/15/25	800,000	756,000	(a)(b)
Structured Asset Securities Corp., 2006-ARS1 A1	0.297%	2/25/36	1,942,993	88,014	(a)(b)
Total Asset-Backed Securities (Cost — $30,680,125)				19,729,555
Collateralized Mortgage Obligations — 12.6%
Americold LLC Trust, 2010-ARTA A2FX	4.954%	1/14/29	400,000	421,921	(a)
Banc of America Commercial Mortgage Inc., 2005-3 A4	4.668%	7/10/43	1,554,000	1,670,406
Banc of America Mortgage Securities, 2005-3 A4	2.894%	4/25/35	243,256	195,629	(b)
Bear Stearns ARM Trust, 2005-12 24A1	5.575%	2/25/36	1,479,785	1,002,315	(b)
Commercial Mortgage Asset Trust, 1999-C1 C	7.350%	1/17/32	675,000	737,179	(b)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.526%	11/20/35	681,564	429,048	(b)
Countrywide Alternative Loan Trust, 2005-63 1A1	2.869%	12/25/35	609,547	377,132	(b)
Countrywide Alternative Loan Trust, 2005-72 A1	0.457%	1/25/36	1,191,159	753,379	(b)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.487%	1/25/36	520,594	306,765	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	23

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Countrywide Home Loans, 2005-R3 AF	0.587%	9/25/35	90,188	$76,592	(a)(b)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.800%	9/15/39	260,000	273,304	(b)
CWCapital Cobalt, 2007-C2 A3	5.484%	4/15/47	1,800,000	1,924,364	(b)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.238%	6/26/35	2,150,000	2,054,723	(a)(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2005-AR2 2A1A	0.397%	3/19/45	407,956	280,189	(b)
Downey Savings & Loan Association Mortgage Loan Trust, 2006-AR1 1A1A	1.183%	3/19/46	673,235	369,167	(b)
Extended Stay America Trust, 2010-ESHA A	2.951%	11/5/27	1,086,282	1,076,831	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 1103 N, IO	11.565%	6/15/21	40,397	896
Federal National Mortgage Association (FNMA), 1989-17 E	10.400%	4/25/19	998	1,163
Federal National Mortgage Association (FNMA), 2010-118 YB, IO	6.313%	10/25/40	1,139,969	177,951	(b)
Federal National Mortgage Association (FNMA), 2011-63 SW, IO	6.493%	7/25/41	1,564,417	220,837	(b)
Federal National Mortgage Association (FNMA), 407 C10, IO	5.000%	1/25/38	576,186	119,603
FHLMC Multi-Family Structured Pass-Through Certificates, KAIV X1, IO	1.415%	6/25/46	8,239,238	727,525	(b)
FHLMC Multifamily Structured Pass-Through Certificates, K014 X1, IO	1.455%	4/25/21	6,330,000	558,724	(h)
FHLMC Multifamily Structured Pass-Through Certificates, K702 X1, IO	1.569%	2/25/18	3,147,777	255,600	(b)(h)
First Union National Bank Commercial Mortgage, 2000-C1, IO	1.011%	5/17/32	2,735,550	53,343	(b)
GMAC Mortgage Corporation Loan Trust, 2005-AR5 3A1	3.302%	9/19/35	244,942	207,958	(b)
Government National Mortgage Association (GNMA), 2009-61 SA, IO	6.514%	8/20/39	1,287,043	215,651	(b)
Government National Mortgage Association (GNMA), 2009-68 SL, IO	6.564%	4/16/39	411,552	63,362	(b)
Government National Mortgage Association (GNMA), 2010-003 MS, IO	6.364%	11/20/38	686,881	128,691	(b)
Government National Mortgage Association (GNMA), 2010-031 GS, IO	6.314%	3/20/39	440,757	81,974	(b)
Government National Mortgage Association (GNMA), 2010-039 SP, IO	6.364%	11/20/38	133,949	23,028	(b)
Government National Mortgage Association (GNMA), 2010-050 QS, IO	6.364%	12/20/38	4,441,055	818,162	(b)
Government National Mortgage Association (GNMA), 2010-085 HS, IO	6.464%	1/20/40	466,596	87,670	(b)

See Notes to Financial Statements.

24	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Government National Mortgage Association (GNMA), 2010-091 SI, IO	6.384%	7/20/40	389,799	$78,083	(b)
Government National Mortgage Association (GNMA), 2010-109 SB, IO	6.414%	8/20/40	283,596	62,303
Government National Mortgage Association (GNMA), 2010-113 SM, IO	5.864%	9/20/40	588,906	95,108	(b)
Government National Mortgage Association (GNMA), 2010-117 PS, IO	5.814%	10/20/39	2,248,448	411,076	(b)
Government National Mortgage Association (GNMA), 2010-146 GS, IO	5.914%	6/20/39	867,408	158,501	(b)
Government National Mortgage Association (GNMA), 2010-147 S, IO	6.464%	11/20/40	1,244,008	272,516
Government National Mortgage Association (GNMA), 2010-151 SA, IO	5.864%	11/20/40	790,470	149,849	(b)
Government National Mortgage Association (GNMA), 2010-160 SW, IO	6.364%	10/20/38	678,471	124,589	(b)
Government National Mortgage Association (GNMA), 2011-04 PS, IO	5.994%	9/20/40	553,132	96,609	(b)
Government National Mortgage Association (GNMA), 2011-11 SA, IO	5.814%	1/20/41	4,537,642	770,340	(b)
Government National Mortgage Association (GNMA), 2011-32 S, IO	5.814%	3/16/41	193,330	34,689	(b)
Government National Mortgage Association (GNMA), 2011-70 BS, IO	6.514%	12/16/36	985,172	193,293	(b)
Government National Mortgage Association (GNMA), 2011-81 SA, IO	5.214%	6/20/41	893,262	141,086	(b)
Government National Mortgage Association (GNMA), 2011-H08 FD	0.686%	2/20/61	2,119,615	2,109,229	(b)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.317%	4/25/47	2,343,255	2,009,235	(b)
Greenwich Capital Commercial Funding Corp., 2006-GG7	5.881%	7/10/38	510,000	566,218	(b)
Greenwich Capital Commercial Funding Corp., 2007-GG11 A4	5.736%	12/10/49	160,000	172,173
GS Mortgage Securities Corp. II, 2010-C1 A1	3.679%	8/10/43	142,578	146,592	(a)
GS Mortgage Securities Trust, 2007-GG10 A4	5.800%	8/10/45	600,000	643,482	(b)
GSR Mortgage Loan Trust, 2005-AR4 3A5	2.776%	7/25/35	3,700,000	2,907,743	(b)
GSR Mortgage Loan Trust, 2005-AR5 1A1	2.842%	10/25/35	370,577	271,359	(b)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.537%	1/19/35	468,322	284,261	(b)
Impac CMB Trust, 2005-5 A1	0.507%	8/25/35	399,874	290,147	(b)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.640%	3/25/35	359,901	284,649	(b)
Indymac Index Mortgage Loan Trust, 2006-AR04 A1A	0.397%	5/25/46	828,944	523,538	(b)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.386%	6/25/47	3,621,930	1,978,575	(b)

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	25

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Corp., 2011-C4 XA, IO	1.636%	7/15/46	7,291,436	$611,533	(a)(b)
JPMorgan Mortgage Trust, 2005-A6 7A1	3.028%	8/25/35	465,920	369,829	(b)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,356,457	1,056,874
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	80,000	87,203	(b)
Luminent Mortgage Trust, 2006-4 A1A	0.377%	5/25/46	3,081,305	1,564,859	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	2.923%	1/25/36	229,436	182,030	(b)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.397%	4/25/46	2,572,307	1,453,433	(b)
MASTR ARM Trust, 2007-R5 A1	2.676%	11/25/35	1,475,771	795,086	(a)(b)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	61,110	62,770	(a)
Merit Securities Corp., 11PA B2	1.687%	9/28/32	905,790	874,715	(a)(b)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.791%	12/25/34	49,532	46,599	(b)
Merrill Lynch Mortgage Trust, 2006-C1 A4	5.674%	5/12/39	2,740,000	3,044,607	(b)
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-5 A4	5.378%	8/12/48	30,000	31,895
Merrill Lynch/Countrywide Commercial Mortgage Trust, 2007-8 A3	5.967%	8/12/49	70,000	77,051	(b)
Morgan Stanley Capital I, 2006-IQ11 A4	5.730%	10/15/42	790,000	879,252	(b)
Mortgage IT Trust, 2005-2 1A1	0.447%	5/25/35	199,962	156,673	(b)
Mortgage IT Trust, 2005-3 A1	0.487%	8/25/35	378,036	288,064	(b)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.377%	9/25/46	2,982,397	2,245,946	(b)
Residential Accredit Loans Inc., 2006-QA1 A21	3.824%	1/25/36	1,428,308	732,274	(b)
Residential Accredit Loans Inc., 2006-QO2 A1	0.407%	2/25/46	2,257,354	859,326	(b)
Residential Asset Securitization Trust, 2004-A6 A1	5.000%	8/25/19	296,833	296,870
Structured ARM Loan Trust, 2004-9XS A	0.557%	7/25/34	310,790	262,701	(b)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.615%	8/25/35	205,905	164,947	(b)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.397%	5/25/36	457,388	247,887	(b)
Structured Asset Securities Corp., 2005-RF1 A	0.537%	3/25/35	1,302,584	1,086,651	(a)(b)
Structured Asset Securities Corp., 2005-RF2 A	0.537%	4/25/35	1,237,606	1,006,344	(a)(b)
Structured Asset Securities Corp., 2005-RF3 1A	0.537%	6/25/35	1,249,734	1,005,187	(a)(b)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.183%	3/20/47	342,089	26,768	(a)(b)(d)(h)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR07 A4	2.604%	8/25/35	461,101	388,139	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR12 1A1	2.718%	10/25/35	110,522	103,715	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR14 1A4	2.664%	12/25/35	558,232	472,141	(b)

See Notes to Financial Statements.

26	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A1	0.457%	12/25/45	3,175,426	$2,565,470	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR17 A1A2	0.477%	12/25/45	616,588	453,511	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A1	0.457%	12/25/45	250,075	207,250	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2005-AR19 A1A2	0.477%	12/25/45	375,113	286,469	(b)
Washington Mutual Inc., Mortgage Pass-Through Certificates, 2006-AR08 1A3	4.369%	8/25/46	5,100,000	3,519,928	(b)
Wells Fargo Mortgage Backed Securities Trust, 2006-AR8 2A3	2.841%	4/25/36	132,697	115,014	(b)
Total Collateralized Mortgage Obligations (Cost — $65,831,787)				58,095,336
Mortgage-Backed Securities — 19.2%
FHLMC — 0.2%
Federal Home Loan Mortgage Corp. (FHLMC)	2.669%	2/1/36	231,062	244,466	(b)
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	8/11/41	200,000	203,187	(j)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	8/1/30	14,955	17,187
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/31-12/1/31	250,081	285,442
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	260,846	284,637
Total FHLMC				1,034,919
FNMA — 12.3%
Federal National Mortgage Association (FNMA)	6.500%	4/1/15-5/1/31	737,587	813,383
Federal National Mortgage Association (FNMA)	5.500%	10/1/16-7/1/41	11,187,651	12,149,714
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-5/1/32	919,759	1,067,621
Federal National Mortgage Association (FNMA)	7.500%	9/1/29-3/1/32	1,604,481	1,887,847
Federal National Mortgage Association (FNMA)	8.000%	2/1/31	1,441	1,699
Federal National Mortgage Association (FNMA)	6.000%	4/1/32-11/1/37	4,251,310	4,734,357
Federal National Mortgage Association (FNMA)	4.500%	8/11/41-9/13/41	13,600,000	14,171,937	(j)
Federal National Mortgage Association (FNMA)	5.000%	8/11/41	7,300,000	7,791,611	(j)
Federal National Mortgage Association (FNMA)	5.500%	8/11/41	6,600,000	7,152,752	(j)
Federal National Mortgage Association (FNMA)	6.000%	9/13/41	6,400,000	7,022,751	(j)
Total FNMA				56,793,672
GNMA — 6.7%
Government National Mortgage Association (GNMA)	6.500%	5/15/28-8/15/34	3,414,074	3,903,261
Government National Mortgage Association (GNMA)	7.000%	3/15/29-3/15/32	1,209,103	1,418,035

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	27

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
GNMA — continued
Government National Mortgage Association (GNMA)	7.500%	1/15/30-9/15/31	415,281	$484,998
Government National Mortgage Association (GNMA)	5.000%	1/15/40-11/20/40	7,798,171	8,545,560
Government National Mortgage Association (GNMA)	4.500%	8/18/41-9/21/41	13,200,000	14,035,531	(j)
Government National Mortgage Association (GNMA)	5.000%	8/18/41	1,200,000	1,310,062	(j)
Government National Mortgage Association (GNMA)	5.500%	8/18/41	1,000,000	1,107,656	(j)
Total GNMA				30,805,103
Total Mortgage-Backed Securities (Cost — $86,061,623)				88,633,694
Municipal Bonds — 1.3%
Alabama — 0.0%
Birmingham, AL, Commercial Development Authority Revenue, Civic Center Improvements Project	5.500%	4/1/41	40,000	40,600
California — 0.3%
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/35	100,000	100,842
Los Angeles, CA, Department of Airports Revenue	5.250%	5/15/39	80,000	82,205
Los Angeles, CA, Department of Water & Power Revenue, Build America Bonds	6.574%	7/1/45	330,000	389,459
San Mateo County, CA, Community College District, GO	5.000%	9/1/38	30,000	30,132
Santa Clara Valley Transportation Authority, Sales Tax Revenue, Build America Bonds	5.876%	4/1/32	460,000	502,964
Total California				1,105,602
Georgia — 0.1%
Metropolitan Atlanta, GA, Rapid Transit Authority, Sales Tax Revenue	5.000%	7/1/39	60,000	60,075
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	300,000	297,477
Municipal Electric Authority, GA, Build America Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	180,000	175,444
Total Georgia				532,996
Illinois — 0.3%
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	60,000	62,237
Chicago, IL, O’Hare International Airport Revenue	5.500%	1/1/31	130,000	134,727

See Notes to Financial Statements.

28	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†		Value
Illinois — continued
Illinois State, GO	5.665%	3/1/18	460,000		$489,394
Illinois State, GO	5.877%	3/1/19	480,000		508,743
Total Illinois					1,195,101
Nevada — 0.0%
Clark County, NV, Passenger Facility Charge Revenue, Las Vegas Macarran International Airport	5.250%	7/1/39	80,000		80,646
New York — 0.0%
Liberty, NY, Development Corporation Revenue, Goldman Sachs Headquarters	5.250%	10/1/35	180,000		180,724
Pennsylvania — 0.6%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.176%	5/1/46	3,125,000		2,843,750	(b)(h)
Total Municipal Bonds (Cost — $5,740,221)					5,979,419
Sovereign Bonds — 7.1%
Brazil — 2.4%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	850,000	BRL	516,326
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	18,643,000	BRL	10,716,362
Total Brazil					11,232,688
India — 0.2%
ICICI Bank Ltd., Junior Subordinated Bonds	6.375%	4/30/22	382,000		378,180	(a)(b)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	310,000		306,900	(a)(b)
Total India					685,080
Indonesia — 0.7%
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	23,046,000,000	IDR	3,437,344
Italy — 1.0%
Region of Lombardy	5.804%	10/25/32	4,750,000		4,614,715
Malaysia — 0.4%
Government of Malaysia, Senior Bonds	3.835%	8/12/15	4,140,000	MYR	1,418,758
Government of Malaysia, Senior Bonds	4.262%	9/15/16	790,000	MYR	275,581
Total Malaysia					1,694,339
Mexico — 1.8%
Mexican Bonos, Bonds	8.000%	6/11/20	52,965,000	MXN	4,975,410
United Mexican States, Bonds	10.000%	12/5/24	2,430,000	MXN	263,533
United Mexican States, Medium-Term Notes	5.625%	1/15/17	380,000		436,050
United Mexican States, Medium-Term Notes	6.750%	9/27/34	2,160,000		2,608,200
United Mexican States, Medium-Term Notes	6.050%	1/11/40	168,000		186,060
Total Mexico					8,469,253

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	29

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Russia — 0.4%
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	340,000	$365,075	(a)
Russian Foreign Bond-Eurobond	11.000%	7/24/18	365,000	523,337	(a)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	672,105	804,846	(a)
Total Russia				1,693,258
Supranational — 0.2%
Corporacion Andina de Fomento, Notes	6.875%	3/15/12	875,000	910,581
Total Sovereign Bonds (Cost — $30,562,064)				32,737,258
U.S. Government & Agency Obligations — 6.1%
U.S. Government Agencies — 2.5%
Federal Home Loan Bank (FHLB), Bonds	3.625%	10/18/13	500,000	533,786
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	420,000	478,881
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	270,000	352,552
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,410,000	1,021,256
Federal National Mortgage Association (FNMA), Notes	3.875%	7/12/13	420,000	448,230
Federal National Mortgage Association (FNMA), Senior Notes	4.375%	10/15/15	730,000	820,781
Federal National Mortgage Association (FNMA), Senior Notes	5.625%	7/15/37	255,000	298,459
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	1,460,000	1,531,654
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	1,270,000	1,356,308
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	770,000	641,281
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	220,000	189,655
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	810,000	690,118
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	1,310,000	1,104,203
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	340,000	278,665
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	110,000	88,953
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	660,000	564,854
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	780,000	657,464
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	40,000	31,801
Tennessee Valley Authority, Bonds	5.980%	4/1/36	30,000	36,021
Tennessee Valley Authority, Notes	5.250%	9/15/39	500,000	550,200
Total U.S. Government Agencies				11,675,122
U.S. Government Obligations — 3.6%
U.S. Treasury Bonds	4.375%	11/15/39	10,000	10,439

See Notes to Financial Statements.

30	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	4.750%	2/15/41	3,020,000	$3,345,595
U.S. Treasury Notes	0.500%	5/31/13	40,000	40,116
U.S. Treasury Notes	1.000%	5/15/14	60,000	60,839
U.S. Treasury Notes	1.750%	5/31/16	350,000	357,436
U.S. Treasury Notes	1.500%	6/30/16	10,000	10,078
U.S. Treasury Notes	2.625%	11/15/20	220,000	218,230
U.S. Treasury Notes	3.125%	5/15/21	2,810,000	2,887,264
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	15,620,000	9,504,754
Total U.S. Government Obligations				16,434,751
Total U.S. Government & Agency Obligations (Cost — $25,734,143)				28,109,873

			Shares
Common Stocks — 0.4%
Consumer Discretionary — 0.3%
Media — 0.3%
Charter Communications Inc., Class A Shares			22,538	1,217,052	*
Energy — 0.0%
Oil, Gas & Consumable Fuels — 0.0%
SemGroup Corp., Class A Shares			4,463	103,899	*
Industrials — 0.0%
Building Products — 0.0%
Ashton Woods USA LLC, Class B Membership			52	33,540	(d)(h)
Nortek Inc.			4,239	133,507	*
Total Industrials				167,047
Materials — 0.1%
Chemicals — 0.1%
Georgia Gulf Corp.			15,587	312,364	*
Total Common Stocks (Cost — $1,581,799)				1,800,362
Convertible Preferred Stocks — 0.1%
Utilities — 0.1%
Electric Utilities — 0.1%
AES Trust III (Cost — $259,220)	6.750%		5,200	251,316
Preferred Stocks — 1.3%
Consumer Discretionary — 0.0%
Media — 0.0%
CMP Susquehanna Radio Holdings Corp.	0.000%		8,115	1	*(a)(b)(d)(h)

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	31

Legg Mason Western Asset Strategic Income Fund

Security	Rate		Shares	Value
Financials — 1.3%
Consumer Finance — 0.7%
GMAC Capital Trust I	8.125%		115,000	$2,946,300	*(b)
Diversified Financial Services — 0.6%
Citigroup Capital XII	8.500%		9,075	233,500	(b)
Citigroup Capital XIII	7.875%		100,000	2,707,000	(b)
Total Diversified Financial Services				2,940,500
Thrifts & Mortgage Finance — 0.0%
Federal National Mortgage Association (FNMA)	0.000%		3,200	12,160	*(b)
Total Financials				5,898,960
Total Preferred Stocks (Cost — $6,231,032)				5,898,961

		Expiration Date	Notional Par
Purchased Options — 0.1%
Credit Default Swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.IG.16 Index, Call @ $95.00		9/21/11	$93,000,000	223,366
Credit Default Swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.HY.16 Index, Put @ $100.00		9/21/11	29,800,000	549,043
Total Purchased Options (Cost — $1,143,200)				772,409

			Warrants
Warrants — 0.0%
Buffets Restaurant Holdings		4/28/14	633	6	*(d)(h)
Charter Communications Inc.		11/30/14	897	10,764	*
CMP Susquehanna Radio Holdings Co.		3/23/19	9,274	0	*(a)(d)(h)(i)
Nortek Inc.		12/7/14	1,036	8,288	*(d)(h)
SemGroup Corp.		11/30/14	4,698	23,960	*(d)(h)
Total Warrants (Cost — $15,258)				43,018
Total Investments before Short-Term Investments (Cost — $473,073,275)				465,525,336

		Maturity Date	Face Amount†
Short-Term Investments — 9.7%
U.S. Government Agencies — 1.9%
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.200%	11/1/11	7,300,000	7,297,759	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.120%	1/10/12	1,300,000	1,299,122	(k)(l)
Federal National Mortgage Association (FNMA), Discount Notes	0.110%	1/10/12	400,000	399,730	(k)(l)
Total U.S. Government Agencies (Cost — $8,995,396)				8,996,611

See Notes to Financial Statements.

32	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Schedule of investments (cont’d)

July 31, 2011

Legg Mason Western Asset Strategic Income Fund

Security	Rate	Maturity Date	Face Amount†	Value
Repurchase Agreements — 7.8%
Morgan Stanley tri-party repurchase agreement dated 7/29/11; Proceeds at maturity — $35,963,480; (Fully collateralized by U.S. government agency obligations, 0.570% due 7/5/13; Market value —$36,683,157) (Cost — $35,963,000)	0.160%	8/1/11	35,963,000	$35,963,000
Total Short-Term Investments (Cost — $44,958,396)				44,959,611
Total Investments — 110.5% (Cost — $518,031,671#)				510,484,947
Liabilities in Excess of Other Assets — (10.5)%				(48,493,903)
Total Net Assets — 100.0%				$461,991,044

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)	The coupon payment on these securities is currently in default as of July 31, 2011.

(d)	Illiquid security (unaudited).

(e)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(f)	Security has no maturity date. The date shown represents the next call date.

(g)	The maturity principal is currently in default as of July 31, 2011.

(h)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(i)	Value is less than $1.

(j)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(k)	Rate shown represents yield-to-maturity.

(l)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is $519,451,751.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
AUD	— Australian Dollar
BRL	— Brazilian Real
CMB	— Cash Management Bill
EUR	— Euro
GO	— General Obligation
IDR	— Indonesian Rupiah
IO	— Interest Only
MXN	— Mexican Peso
MYR	— Malaysian Ringgit
STRIPS	— Separate Trading of Registered Interest and Principal Securities

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	33

Legg Mason Western Asset Strategic Income Fund

Schedule of Written Options
Security	Expiration Date	Strike Price	Notional Par	Value
Credit Default Swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.IG.16 Index, Call	9/21/11	$90	93,000,000	$118,928
Credit Default Swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.16 Index, Put	9/21/11	98	29,800,000	334,299
Credit Default Swaption with Credit Suisse First Boston Inc. to sell protection on Markit CDX.NA.HY.16 Index, Put	9/21/11	96	29,800,000	214,205
Credit Default Swaption with Credit Suisse First Boston Inc. to buy protection on Markit CDX.NA.IG.16 Index, Call	9/21/11	85	93,000,000	59,052
Total Written Options (Premiums received — $1,288,500)				$726,484

See Notes to Financial Statements.

34	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Statement of assets and liabilities

July 31, 2011

Assets:
Investments, at value (Cost — $518,031,671)	$510,484,947
Foreign currency, at value (Cost — $1,951,042)	1,951,481
Cash	229
Receivable for securities sold	21,325,719
Interest and dividends receivable	5,321,042
Swaps, at value (net premiums paid — $797,064)	2,461,123
Deposits with brokers for swap contracts	700,000
Receivable for Fund shares sold	655,450
Receivable from broker — variation margin on open futures contracts	509,160
Foreign currency collateral for open futures contracts, at value (Cost — $349,592)	367,478
Unrealized appreciation on forward foreign currency contracts	231,902
Receivable for open swap contracts	124,311
Principal paydown receivable	1,733
Prepaid expenses	35,463
Total Assets	544,170,038

Liabilities:
Payable for securities purchased	74,583,682
Swaps, at value (net premium received — $528,533)	3,668,116
Payable for Fund shares repurchased	1,914,761
Written options, at value (premiums received $1,288,500)	726,484
Investment management fee payable	254,489
Unrealized depreciation on forward foreign currency contracts	159,988
Service and/or distribution fees payable	131,516
Payable for open swap contracts	140,959
Deferred foreign capital gains tax	89,843
Distributions payable	76,949
Trustees’ fees payable	21,466
Accrued expenses	410,741
Total Liabilities	82,178,994
Total Net Assets	$461,991,044

Net Assets:
Par value (Note 7)	$689
Paid-in capital in excess of par value	525,939,545
Undistributed net investment income	7,488,790
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(64,998,522)
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(6,439,458)
Total Net Assets	$461,991,044

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	35

Shares Outstanding:
Class A	55,212,706
Class B	3,380,529
Class C	9,546,477
Class I	713,329

Net Asset Value:
Class A (and redemption price)	$6.70
Class B*	$6.86
Class C*	$6.72
Class I (and redemption price)	$6.73
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$7.00

*	Redemption price per share is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

36	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Statement of operations

For the Year Ended July 31, 2011

Investment Income:
Interest	$24,123,147
Dividends	111,952
Less: Foreign taxes withheld	(56,661)
Total Investment Income	24,178,438

Expenses:
Investment management fee (Note 2)	3,092,769
Service and/or distribution fees (Notes 2 and 5)	1,622,262
Transfer agent fees (Note 5)	724,631
Shareholder reports	70,631
Registration fees	67,423
Audit and tax	60,635
Legal fees	55,779
Custody fees	53,359
Fund accounting fees	27,309
Insurance	12,470
Trustees’ fees	9,788
Miscellaneous expenses	3,995
Total Expenses	5,801,051
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(154)
Net Expenses	5,800,897
Net Investment Income	18,377,541

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,183,405)
Futures contracts	(2,432,421)
Written options	1,564,478
Swap contracts	6,067,744
Foreign currency transactions	(1,843,368)
Net Realized Gain	173,028
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	23,824,941
Futures contracts	2,504,979
Written options	723,167
Swap contracts	(2,748,057)
Foreign currencies	622,379
Change in Net Unrealized Appreciation (Depreciation)	24,927,409
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	25,100,437
Increase in Net Assets from Operations	$43,477,978

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	37

Statements of changes in net assets

For the Years Ended July 31,	2011	2010

Operations:
Net investment income	$18,377,541	$22,352,362
Net realized gain (loss)	173,028	(19,647,351)
Change in net unrealized appreciation (depreciation)	24,927,409	79,046,275
Proceeds from settlement of a regulatory matter	—	1,643,671	†
Increase in Net Assets From Operations	43,477,978	83,394,957

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(21,586,562)	(23,998,294)
Decrease in Net Assets From Distributions to Shareholders	(21,586,562)	(23,998,294)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	52,274,671	61,726,436
Reinvestment of distributions	20,574,405	22,601,082
Cost of shares repurchased	(134,968,047)	(125,580,793)
Decrease in Net Assets From Fund Share Transactions	(62,118,971)	(41,253,275)
Increase (Decrease) in Net Assets	(40,227,555)	18,143,388

Net Assets:
Beginning of year	502,218,599	484,075,211
End of year*	$461,991,044	$502,218,599
* Includes undistributed net investment income of:	$7,488,790	$11,158,110

†	The Fund received $666,652, $764,991, $211,891 and $137 for Class A, B, C and I shares respectively, related to this distribution.

See Notes to Financial Statements.

38	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class A Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$6.40	$5.68	$5.82	$6.52	$6.64

Income (loss) from operations:
Net investment income	0.26	0.28	0.37	0.40	0.40
Net realized and unrealized gain (loss)	0.34	0.73	(0.12)	(0.68)	(0.10)
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—
Total income (loss) from operations	0.60	1.02	0.25	(0.28)	0.30

Less distributions from:
Net investment income	(0.30)	(0.30)	(0.39)	(0.42)	(0.42)
Total distributions	(0.30)	(0.30)	(0.39)	(0.42)	(0.42)

Net asset value, end of year	$6.70	$6.40	$5.68	$5.82	$6.52
Total return[2]	9.62%	18.37%[3]	5.28%	(4.66)%	4.41%

Net assets, end of year (000s)	$369,884	$394,057	$363,290	$438,360	$562,788

Ratios to average net assets:
Gross expenses	1.11%	1.08%	1.12%	1.07%	1.03%[4]
Net expenses[5]	1.11	1.08	1.09 [6,7]	1.00 [6,7]	1.02 [4,6,7]
Net investment income	3.97	4.63	7.12	6.32	5.93

Portfolio turnover rate[8]	144%	83%	32%	46%	198%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 18.19%. Class A received $666,652 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.02% and 1.01%, respectively.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.00%.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 482%, 200%, 181%, 307% and 344% for the years ended July 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	39

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class B Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$6.56	$5.71	$5.85	$6.56	$6.68

Income (loss) from operations:
Net investment income	0.22	0.25	0.34	0.36	0.37
Net realized and unrealized gain (loss)	0.35	0.74	(0.12)	(0.69)	(0.11)
Proceeds from settlement of a regulatory matter	—	0.13	—	—	—
Total income (loss) from operations	0.57	1.12	0.22	(0.33)	0.26

Less distributions from:
Net investment income	(0.27)	(0.27)	(0.36)	(0.38)	(0.38)
Total distributions	(0.27)	(0.27)	(0.36)	(0.38)	(0.38)

Net asset value, end of year	$6.86	$6.56	$5.71	$5.85	$6.56
Total return[2]	8.81%	19.95%[3]	4.60%	(5.39)%	3.85%

Net assets, end of year (000s)	$23,200	$34,422	$47,642	$74,664	$116,963

Ratios to average net assets:
Gross expenses	1.81%	1.69%	1.76%	1.67%	1.57%[4]
Net expenses[5]	1.81	1.69	1.76	1.67	1.57 [4,6]
Net investment income	3.27	4.08	6.49	5.63	5.38

Portfolio turnover rate[7]	144%	83%	32%	46%	198%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 17.58%. Class B received $764,991 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios both would have been 1.55%.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 482%, 200%, 181%, 307% and 344% for the years ended July 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

40	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class C Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$6.42	$5.69	$5.83	$6.53	$6.65

Income (loss) from operations:
Net investment income	0.23	0.26	0.34	0.37	0.37
Net realized and unrealized gain (loss)	0.35	0.73	(0.11)	(0.69)	(0.10)
Proceeds from settlement of a regulatory matter	—	0.02	—	—	—
Total income (loss) from operations	0.58	1.01	0.23	(0.32)	0.27

Less distributions from:
Net investment income	(0.28)	(0.28)	(0.37)	(0.38)	(0.39)
Total distributions	(0.28)	(0.28)	(0.37)	(0.38)	(0.39)

Net asset value, end of year	$6.72	$6.42	$5.69	$5.83	$6.53
Total return[2]	9.17%	18.02%[3]	4.78%	(5.14)%	3.93%

Net assets, end of year (000s)	$64,105	$69,630	$72,302	$88,052	$122,439

Ratios to average net assets:
Gross expenses	1.58%	1.52%	1.58%	1.52%	1.48%[4]
Net expenses[5]	1.58	1.52	1.58	1.52	1.48 [4,6]
Net investment income	3.51	4.21	6.65	5.79	5.48

Portfolio turnover rate[7]	144%	83%	32%	46%	198%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 17.65%. Class C received $211,891 related to this distribution.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios both would have been 1.47%.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 482%, 200%, 181%, 307% and 344% for the years ended July 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	41

For a share of each class of beneficial interest outstanding throughout each year ended July 31:
Class I Shares[1]	2011	2010	2009	2008	2007

Net asset value, beginning of year	$6.42	$5.70	$5.83	$6.53	$6.65

Income (loss) from operations:
Net investment income	0.28	0.28	0.41	0.42	0.42
Net realized and unrealized gain (loss)	0.34	0.75	(0.13)	(0.68)	(0.10)
Total income (loss) from operations	0.62	1.03	0.28	(0.26)	0.32

Less distributions from:
Net investment income	(0.31)	(0.31)	(0.41)	(0.44)	(0.44)
Total distributions	(0.31)	(0.31)	(0.41)	(0.44)	(0.44)

Net asset value, end of year	$6.73	$6.42	$5.70	$5.83	$6.53
Total return[2]	9.86%	18.43%	5.81%	(4.34)%	4.75%

Net assets, end of year (000s)	$4,802	$4,110	$841	$15,916	$21,979

Ratios to average net assets:
Gross expenses	0.90%	1.03%	0.72%	0.69%	0.71%[3]
Net expenses[4,5]	0.90 [6]	0.95 [6]	0.70 [7]	0.68 [7]	0.69 [3,7]
Net investment income	4.20	4.55	7.77	6.61	6.24

Portfolio turnover rate[8]	144%	83%	32%	46%	198%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the year. Without these fees, the gross and net expense ratios would have been 0.69% and 0.68%, respectively.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

[7]

As a result of a contractual expense limitation, effective March 5, 2007 through December 1, 2008, the ratio of expenses, other than brokerage, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 0.68%.

[8]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 482%, 200%, 181%, 307% and 344% for the years ended July 31, 2011, 2010, 2009, 2008 and 2007, respectively.

See Notes to Financial Statements.

42	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Debt securities are valued at the mean between last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	43

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$223,318,427	$155,708	$223,474,135
Asset-backed securities	—	15,447,305	4,282,250	19,729,555
Collateralized mortgage obligations	—	57,254,244	841,092	58,095,336
Mortgage-backed securities	—	88,633,694	—	88,633,694
Municipal bonds	—	3,135,669	2,843,750	5,979,419
Sovereign bonds	—	32,737,258	—	32,737,258
U.S. government & agency obligations	—	28,109,873	—	28,109,873
Common stocks	$1,766,822	—	33,540	1,800,362
Convertible preferred stocks	251,316	—	—	251,316
Preferred stocks	5,886,800	12,160	1	5,898,961
Purchased options	—	772,409	—	772,409
Warrants	—	10,764	32,254	43,018
Total long-term investments	$7,904,938	$449,431,803	$8,188,595	$465,525,336
Short-term investments†	—	44,959,611	—	44,959,611
Total investments	$7,904,938	$494,391,414	$8,188,595	$510,484,947
Other financial instruments:
Futures contracts	3,225,486	—	—	3,225,486
Forward foreign currency contracts	—	231,902	—	231,902
Interest rate swaps	—	1,121,613	—	1,121,613
Credit default swaps on sovereign issues — sell protection	—	57,600	—	57,600
Credit default swaps on credit indices — buy protection‡	—	1,281,910	—	1,281,910
Total other financial instruments	$3,225,486	$2,693,025	—	$5,918,511
Total	$11,130,424	$497,084,439	$8,188,595	$516,403,458

44	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	—	$726,484	—	$726,484
Futures contracts	$1,218,033	—	—	1,218,033
Forward foreign currency contracts	—	159,988	—	159,988
Interest rate swaps	—	2,782,503	—	2,782,503
Credit default swaps on credit indices — sell protection‡	—	754,829	—	754,829
Total return swaps‡	—	130,784	—	130,784
Total	$1,218,033	$4,554,588	—	$5,772,621

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Asset- Backed Securities	Collateralized Mortgage Obligations	Municipal Bonds	Common Stocks		Preferred Stocks	Warrants	Total
Balance as of July 31, 2010	$190,164	$3,970,550	$50,273	$3,097,500	—		$1	$6	$7,308,494
Accrued premiums/discounts	(143)	22,262	1,537	9,431	—		—	—	33,087
Realized gain (loss)[1]	(754,222)	—	(161,588)	42,759	—		—	—	(873,051)
Change in unrealized appreciation (depreciation)[2]	745,830	57,875	210,164	69,060	$33,540		—	—	1,116,469
Net purchases (sales)	798	231,563	740,706	(375,000)	0	*	—	—	598,067
Transfers into Level 3	—	—	—	—	—		—	32,248	32,248
Transfers out of Level 3	(26,719)		—	—	—		—	—	(26,719)
Balance as of July 31, 2011	$155,708	$4,282,250	$841,092	$2,843,750	$33,540		$1	$32,254	$8,188,595
Net change in unrealized appreciation (depreciation) for investments in securities still held at July 31, 2011[2]	$(10,038)	$57,875	$210,164	$69,060	$33,540		—	—	$360,601

*	Value is less than $1.

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	45

repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

46	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	47

on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Loan participations. The Fund invests in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

48	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of July 31, 2011, the total notional value of all credit default swaps to sell protection is $15,397,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended July 31, 2011, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	49

As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

50	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or in an attempt to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(l) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	51

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically

52	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of July 31, 2011, the Fund held credit default swaps, written options, forward foreign currency contracts, total return swaps and interest rate swaps with credit related contingent features which had a liability position of $4,554,588. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of July 31, 2011, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $700,000, which could be used to reduce the required payment.

(o) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	53

(r) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of July 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates. Realized gains upon disposition of Indonesian securities held by the Fund are subject to capital gains tax in that country. As of July 31, 2011, there were $89,843 of deferred capital gains tax liabilities accrued on unrealized gains.

(u) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$38,053,600	$(38,053,600)
(b)	$(460,299)	460,299	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carryover.

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swaps contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd (“Western Japan”) are the Fund’s subadvisers. LMPFA,

54	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays a management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund. Western Asset Limited, Western Singapore and Western Japan provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated securities and related foreign currency investments. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Asset Limited, Western Singapore and Western Japan a subadvisory fee of 0.30% on the assets managed by Western Asset Limited, Western Singapore and Western Japan.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2012 without the Board of Trustees’ consent.

During the year ended July 31, 2011, fees waived and/or expenses reimbursed amounted to $154.

The manager is permitted to recapture amounts previously waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	55

purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other share of Funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective July 1, 2011, the Fund no longer offers Class B shares for purchases by new and existing investors. Individual investors who owned Class B shares on June 30, 2011, may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

For the year ended July 31, 2011, LMIS and its affiliates received sales charges of approximately $31,000 on sales of the Fund’s Class A shares. In addition, for the year ended July 31, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$31,000	$1,000

*	Amount represents less than $1,000.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of July 31, 2011, the Fund had accrued $12,142 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended July 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$138,871,722	$2,191,908,787
Sales	162,997,227	2,241,492,989

At July 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$23,331,715
Gross unrealized depreciation	(32,298,519)
Net unrealized depreciation	$(8,966,804)

56	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

At July 31, 2011, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3-Month Euribor	20	9/11	$7,045,883	$7,067,748	$21,865
U.S. Treasury 5-Year Notes	199	9/11	23,726,584	24,167,617	441,033
U.S. Treasury 10-Year Notes	407	9/11	49,512,658	51,154,813	1,642,155
U.S. Treasury Ultra Long-Term Bonds	244	9/11	31,072,317	32,192,750	1,120,433
					3,225,486
Contracts to Sell:
U.S. Treasury 2-Year Notes	89	9/11	$19,481,601	$19,573,047	$(91,446)
U.S. Treasury 30-Year Bonds	373	9/11	46,664,038	47,790,625	(1,126,587)
					(1,218,033)
Net unrealized gain on open futures contracts					$2,007,453

At July 31, 2011, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Russian Ruble	JPMorgan Chase Bank	93,830,252	$3,378,978	9/15/11	$32,678
Contracts to Sell:
Australian Dollar	Citibank N.A.	2,084,503	$2,285,712	8/18/11	$(73,179)
Euro	Citibank N.A.	3,260,000	4,682,676	8/18/11	(86,809)
Euro	Citibank N.A.	4,019,909	5,774,212	8/18/11	192,478
Euro	UBS AG	494,001	709,585	8/18/11	6,746
					39,236
Net unrealized gain on open forward foreign currency contracts					$71,914

At July 31, 2011, the Fund held TBA securities with a total cost of $52,452,665.

During the year ended July 31, 2011, written option transactions for the Fund were as follows:

	Number of Contracts/ Notional Par	Premiums
Written options, outstanding July 31, 2010	383	$197,158
Options written	770,501,035	2,824,573
Options closed	(127,000,399)	(402,847)
Options exercised	(178,000,391)	(563,589)
Options expired	(219,900,628)	(766,795)
Written options, outstanding July 31, 2011	245,600,000	$1,288,500

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	57

At July 31, 2011, the Fund held the following swap contracts:

INTEREST RATE SWAPS
Swap Counterparty	Notional Amount	Termination Date	Payments Made By The Fund‡	Payments Received By The Fund‡	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$1,250,000	2/15/25	zero coupon	3-Month LIBOR	—	$(125,425)
Barclays Capital Inc.	1,620,000	2/15/25	zero coupon	3-Month LIBOR	—	(170,852)
Barclays Capital Inc.	4,610,000	2/15/25	zero coupon	3-Month LIBOR	—	(484,115)
Barclays Capital Inc.	4,250,000	2/15/25	zero coupon	3-Month LIBOR	—	(453,388)
Goldman Sachs Group Inc.	62,000,000	7/11/16	0.020% semi-annually	3-Month LIBOR	—	(1,231,871)
Goldman Sachs Group Inc.	34,000,000	7/11/21	0.033% quarterly	3-Month LIBOR	—	1,121,613
Morgan Stanley & Co. Inc.	3,080,000	2/15/25	zero coupon	3-Month LIBOR	—	(316,852)
Total	$110,810,000				—	$(1,660,890)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread at July 31, 2011	Periodic Payments Received By The Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc. (Government of Japan, 2.000%, due 3/21/22)	$10,000,000	6/20/16	0.88%	1.000% quarterly	$57,600	—	$57,600

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston Inc. (CMBX NA AM 1 Index)	$970,000	10/12/52	0.500% monthly	$(93,848)	$(43,044)	$(50,804)
Credit Suisse First Boston Inc. (CMBX 2 2007-1 AJ Index)	660,000	12/13/49	0.015% monthly	(187,176)	(178,447)	(8,729)
Credit Suisse First Boston Inc. (CMBX NA AM 1 Index)	267,000	10/12/52	0.005% monthly	(25,832)	(24,781)	(1,051)
Goldman Sachs Group Inc. (CMBX NA AM 1 Index)	840,000	10/12/52	0.500% monthly	(81,270)	(37,800)	(43,470)
Goldman Sachs Group Inc. (CMBX NA AM 1 Index)	235,000	10/12/52	0.005% monthly	(22,736)	(21,738)	(998)
JPMorgan Securities Inc. (CMBX.NA.AM.3 Index)	1,570,000	12/13/49	0.500% monthly	(245,967)	(129,525)	(116,442)
JPMorgan Securities Inc. (CMBX NA AM 1 Index)	600,000	10/12/52	0.500% monthly	(58,050)	(60,938)	2,888
Morgan Stanley & Co. Inc. (CMBX NA AM 3 Index)	255,000	12/13/49	0.005% monthly	(39,950)	(32,465)	(7,485)
Total	$5,397,000			$(754,829)	$(528,738)	$(226,091)

58	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[4]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Made By The Fund‡	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citigroup Global Markets (CMBX 4 2007-2 AJ Index)	$660,000	2/17/51	0.010% monthly	$220,066	$209,550	$10,516
Credit Suisse First Boston Inc. (CMBX NA AM 4 Index)	690,000	2/17/51	0.500% monthly	121,751	64,282	57,469
Credit Suisse First Boston Inc. (CMBX NA AM 4 Index)	660,000	2/17/51	0.500% monthly	116,457	63,523	52,934
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	530,000	3/15/49	0.070% monthly	30,806	22,416	8,390
Credit Suisse First Boston Inc. (CMBX 2 2006-2 AAA Index)	410,000	3/15/49	0.070% monthly	23,831	18,625	5,206
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA Index)	250,000	12/13/49	0.080% monthly	18,594	13,281	5,313
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA Index)	630,000	12/13/49	0.080% monthly	46,856	30,713	16,143
Credit Suisse First Boston Inc. (CMBX 1 2006-1 AAA Index)	661,000	10/12/52	0.100% monthly	29,332	26,853	2,479
Goldman Sachs Group Inc. (CMBX 2 2006-2 AAA Index)	190,000	3/15/49	0.070% monthly	11,044	8,510	2,534
Goldman Sachs Group Inc. (CMBX NA AM 4 Index)	346,000	2/17/51	0.500% monthly	61,052	68,971	(7,919)
Goldman Sachs Group Inc. (CMBX NA AM 4 Index)	232,000	2/17/51	0.005% monthly	40,936	33,060	7,876
Goldman Sachs Group Inc. (CMBX 4 2007-2 AAA Index)	317,000	2/17/51	0.004% monthly	23,466	24,557	(1,091)
Goldman Sachs Group Inc. (CMBX 1 2006-1 AAA Index)	568,000	10/12/52	0.100% monthly	25,205	23,430	1,775
JPMorgan Securities Inc. (CMBX 2 2006-2 AAA Index)	910,000	3/15/49	0.070% monthly	52,894	39,625	13,269
Morgan Stanley & Co. Inc. (MCDX NA 16 Index)	21,500,000	6/20/16	1.000% quarterly	438,695	133,314	305,381
Morgan Stanley & Co. Inc. (CMBX 2 2006-2 AAA Index)	360,000	3/15/49	0.070% monthly	20,925	16,354	4,571
Total	$28,914,000			$1,281,910	$797,064	$484,846

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund		Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Barclays Capital Inc.	$10,000,000	5/17/16	CPURNSA†	2.43% annually‡		—	$(53,520)
Barclays Capital Inc.	2,632,646	1/13/40	1-Month LIBOR‡	IOS.FN30.450.09	†	—	(24,077)
Barclays Capital Inc.	415,478	1/12/39	1-Month LIBOR‡	IOS.FN30.550.08	†	—	(3,732)
Credit Suisse First Boston Inc.	79,777	1/12/40	1-Month LIBOR‡	IOS.FN30.450.09†		—	(730)
Goldman Sachs Group Inc.	2,871,977	1/12/40	1-Month LIBOR‡	IOS.FN30.450.09	†	—	(26,266)

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	59

TOTAL RETURN SWAPS
Swap Counterparty	Notional Amount	Termination Date	Periodic Payments Made By The Fund	Periodic Payments Received By The Fund	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Goldman Sachs Group Inc.	$1,067,453	1/12/39	1-Month LIBOR‡	IOS.FN30.600.08†	—	$(6,836)
JPMorgan Securities Inc.	260,000	1/1/12	TRX-CMBS†	TRX-CMBS Reset†	—	(1,720)
Morgan Stanley & Co. Inc.	290,000	1/1/12	TRX-CMBS†	TRX-CMBS Reset†	—	(1,919)
Morgan Stanley & Co. Inc.	340,000	10/1/11	TRX-CMBS†	TRX-CMBS Reset†	—	(1,457)
Morgan Stanley & Co. Inc.	249,287	1/12/39	1-Month LIBOR‡	IOS.FN30.550.08†	—	(2,239)
Morgan Stanley & Co. Inc.	265,272	1/12/41	1-Month LIBOR‡	IOS.FN30.500.10†	$(461)	(1,945)
Goldman Sachs Group Inc.	381,233	1/12/39	1-Month LIBOR‡	IOS.FN30.600.08†	666	(3,107)
Morgan Stanley & Co. Inc.	520,000	1/1/12	TRX-CMBS†	TRX-CMBS Reset†	—	(3,441)
Total	$19,373,123				$205	$(130,989)

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

†	Periodic payments made/received by the Fund are based on the total return of the referenced entity.

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at July 31, 2011.

ASSET DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options[2]	—	—	$772,409	$772,409
Futures contracts[3]	$3,225,486	—	—	3,225,486
Swap contracts[4]	1,121,613	—	1,339,510	2,461,123
Forward foreign currency contracts	—	$231,902	—	231,902
Total	$4,347,099	$231,902	$2,111,919	$6,690,920

60	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Written options	—	—	$726,484	$726,484
Futures contracts[3]	$1,218,033	—	—	1,218,033
Swap contracts[4]	2,904,750	—	763,366	3,668,116
Forward foreign currency contracts	—	$159,988	—	159,988
Total	$4,122,783	$159,988	$1,489,850	$5,772,621

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

[4]	Values include premiums paid (received) on swap contracts which are shown separately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended July 31, 2011. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(1,368,163)	—	—	$(1,368,163)
Written options	1,564,478	—	—	1,564,478
Futures contracts	(2,432,421)	—	—	(2,432,421)
Swap contracts	4,589,480	—	$1,478,264	6,067,744
Forward foreign currency contracts	—	$(1,310,975)	—	(1,310,975)
Total	$2,353,374	$(1,310,975)	$1,478,264	$2,520,663

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Credit Contracts Risk	Total
Purchased options	$(67,404)	—	$(370,791)	$(438,195)
Written options	161,151	—	562,016	723,167
Futures contracts	2,504,979	—	—	2,504,979
Swap contracts	(3,018,573)	—	270,516	(2,748,057)
Forward foreign currency contracts	—	$607,916	—	607,916
Total	$(419,847)	$607,916	$461,741	$649,810

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	61

During the year ended July 31, 2011, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$245,607
Written options	365,035
Forward foreign currency contracts (to buy)	19,583,353
Forward foreign currency contracts (to sell)	25,525,144
Futures contracts (to buy)	115,735,064
Futures contracts (to sell)	83,828,330

Average Notional Balance
Interest rate swap contracts	$147,633,077
Credit default swap contracts (to buy protection)	58,038,846
Credit default swap contracts (to sell protection)	18,531,898
Total return swap contracts	5,461,383

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended July 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$940,652	$522,388
Class B	215,888	95,647
Class C	465,722	99,342
Class I	—	7,254
Total	$1,622,262	$724,631

For the year ended July 31, 2011, class specific waivers and/or expense reimbursements were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$154
Total	$154

62	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended July 31, 2011	Year Ended July 31, 2010
Net Investment Income:
Class A	$17,422,007	$18,827,739
Class B	1,149,832	1,818,877
Class C	2,814,528	3,276,740
Class I	200,195	74,938
Total	$21,586,562	$23,998,294

7. Shares of beneficial interest

At July 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2011		Year Ended July 31, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	6,243,137	$40,908,485	7,866,652	$48,246,657
Shares issued on reinvestment	2,540,807	16,648,795	2,917,686	17,804,800
Shares repurchased	(15,180,239)	(99,043,954)	(13,134,400)	(80,088,337)
Net decrease	(6,396,295)	$(41,486,674)	(2,350,062)	$(14,036,880)

Class B
Shares sold	401,563	$2,682,983	579,929	$3,530,946
Shares issued on reinvestment	162,682	1,091,882	266,413	1,636,822
Shares repurchased	(2,433,747)	(16,315,151)	(3,934,452)	(24,149,153)
Net decrease	(1,869,502)	$(12,540,286)	(3,088,110)	$(18,981,385)

Class C
Shares sold	885,080	$5,779,373	1,053,346	$6,362,570
Shares issued on reinvestment	403,667	2,652,503	506,163	3,092,205
Shares repurchased	(2,596,019)	(17,017,834)	(3,412,488)	(20,775,585)
Net decrease	(1,307,272)	$(8,585,958)	(1,852,979)	$(11,320,810)

Class I
Shares sold	440,182	$2,903,830	573,857	$3,586,263
Shares issued on reinvestment	27,504	181,225	10,869	67,255
Shares repurchased	(394,619)	(2,591,108)	(91,862)	(567,718)
Net increase	73,067	$493,947	492,864	$3,085,800

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	63

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Class A	Class B	Class C	Class I
Daily 8/31/2011	$0.027554	$0.024724	$0.026134	$0.029039

The tax character of distributions paid during the fiscal years ended July 31, was as follows:

	2011	2010
Distributions Paid From:
Ordinary income	$21,586,562	$23,998,294

As of July 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$7,808,166
Capital loss carryforward*	(53,544,439)
Other book/tax temporary differences(a)	(10,353,379)
Unrealized appreciation (depreciation)(b)	(7,859,538)
Total accumulated earnings (losses) — net	$(63,949,190)

*	As of July 31, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2018	$(40,250,053)
7/31/2019	(13,294,386)
$(53,544,439)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains on certain futures and foreign currency contracts, the deferral of post-October capital losses for tax purposes, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and book/tax differences in the treatment of certain securities.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the

64	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

“Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	65

10. Other matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals

66	Legg Mason Western Asset Strategic Income Fund 2011 Annual Report

Notes to financial statements (cont’d)

for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted.

11. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending July 31, 2012.

Legg Mason Western Asset Strategic Income Fund 2011 Annual Report	67

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Strategic Income Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of July 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Strategic Income Fund as of July 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

September 16, 2011

68	Legg Mason Western Asset Strategic Income Fund

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Strategic Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Legg Mason Western Asset Strategic Income Fund	69

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Rainer Greeven
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Attorney, Rainer Greeven PC (since 1998); President and Director, 62nd Street East Corporation (real estate) (since 2002)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Avica, Ltd (industrial and real estate holding) (since 2002)

70	Legg Mason Western Asset Strategic Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Strategic Income Fund	71

Independent Trustees cont’d
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

72	Legg Mason Western Asset Strategic Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken, CFA[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 155 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Strategic Income Fund	73

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008-2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)

74	Legg Mason Western Asset Strategic Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Strategic Income Fund	75

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended July 31, 2011:

Record Date:
Payable Date:	August 2010 - December 2010	January 2011 - July 2011
Interest from Federal Obligations	5.98%	5.99%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Western Asset

Strategic Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken, CFA

Chairman

Rainer Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Strategic Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Strategic Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Strategic Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end fund managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01184 9/11 SR11-1474

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross the Chairman of the Board’s Audit Committee and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2010 and July 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $212,400 in 2010 and $245,700 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $19,200 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Rainer N. K. Greeven

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	September 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date:	September 23, 2011

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Income Trust

Date:	September 23, 2011